FOTOBALL USA, INC.
                                3738 Ruffin Road
                         San Diego, California  92123

                             ___________________

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 May 28, 1998

                             ___________________

TO THE HOLDERS OF COMMON STOCK OF FOTOBALL USA, INC.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Fotoball USA, Inc. (the "Corporation") will be held at 2 o'clock P.M., local time, on May 28, 1998, at the Corporation's offices located at 3738 Ruffin Road, San Diego, California, for the following purposes:

    1. To elect one (1) director of the Corporation to hold office until the 2001 Annual Meeting of Stockholders and until the election and qualification of his successor.

    2. To approve the adoption by the Corporation of the Fotoball USA, Inc. 1998 Stock Option Plan.

    3. To vote upon the ratification of the appointment of Hollander, Gilbert & Co. as the Corporation's independent auditors for fiscal year 1998.

    4. To transact such other business as may properly come before the meeting or any and all adjournments thereof.

    Only holders of record of the Corporation's common stock at the close of business on April 13, 1998 are entitled to receive notice of, and to vote at, the meeting and any adjournment(s) thereof. Such stockholders may vote in person or by proxy. The stock transfer books of the Corporation will not be closed.

    Stockholders who find it convenient are cordially invited to attend the meeting in person. If you are not able to do so and wish that your shares be voted, you are requested to fill in, sign, date and return the accompanying proxy in the enclosed envelope. No postage is required if mailed in the United States.

                                       By Order of the Board of Directors,

                                       KAREN M. BETRO
                                       Secretary
Dated:  April 27, 1998


                               FOTOBALL USA, INC.
                               3738 Ruffin Road
                         San Diego, California  92123
                             ____________________

                                PROXY STATEMENT
                             ____________________

                        Annual Meeting of Stockholders

                                May 28, 1998

                             ____________________

    This statement is furnished in connection with the solicitation by the Board of Directors of Fotoball USA, Inc. (the "Corporation") of proxies to be used at the Annual Meeting of Stockholders of the Corporation to be held at 2:00 P.M., local time, on May 28, 1998, at the Corporation's offices located at 3738 Ruffin Road, San Diego, California, and at any adjournment(s) thereof. If proxy cards in the accompanying form are properly executed and returned, the shares of the Corporation's common stock, par value $.01 per share (the "Common Stock"), represented thereby will be voted as instructed on the proxy, but if no instructions are given, such shares will be voted (1) for the election as director of the nominee of the Board of Directors named below,
(2) in favor of the adoption of the Fotoball USA, Inc. 1998 Stock Option Plan,
(3) in favor of the ratification of the appointment of Hollander, Gilbert & Co. as the Corporation's independent auditors for fiscal year 1998, and
(4) in the discretion of the proxies named in the proxy card on any other proposals to properly come before the meeting or any adjournment thereof.

    Any proxy may be revoked prior to its exercise, but the attendance at the meeting by any stockholder who has previously given a proxy will not have the effect of revoking the proxy unless such stockholder delivers written notice of revocation to the secretary of the meeting prior to the exercise of the proxy. The approximate date of mailing of this Proxy Statement and the accompanying proxy card is April 28, 1998.

                                    VOTING

    Holders of record of the Common Stock on April 13, 1998 (the "Record Date") will be entitled to vote at the Annual Meeting or any adjournment thereof. As of that date, there were 2,691,742 shares of Common Stock outstanding and entitled to vote and a majority, or 1,345,872 of these shares, will constitute a quorum for the transaction of business. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the meeting, including the election of a director.

    The favorable vote of a plurality of the votes cast at the meeting is necessary to elect the director nominated for election at the meeting. The favorable vote of a majority of the shares represented in person or by proxy and entitled to vote at the meeting is necessary to (i) approve the adoption of the Fotoball USA, Inc. 1998 Stock Option Plan and (ii) ratify the appointment of Hollander, Gilbert & Co. as the Corporation's independent auditors for fiscal year 1998. Abstentions will have the same effect as votes


against the proposals. Broker non-votes (i.e., instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy) will be disregarded for the proposals set forth above and will have no effect on the outcome of the votes for such proposals. The Board of Directors recommends a vote FOR each of the proposals set forth above.

                            ELECTION OF DIRECTORS

The Corporation's Certificate of Incorporation and By-laws provide for a Board of Directors divided into three classes of directors serving staggered three-year terms. The Board of Directors approved a reduction in the size of the Board from five members to three. At the forthcoming meeting to be held on May 28, 1998, one director from the first class will be elected for a term expiring at the 2001 Annual Meeting of Stockholders. The Board of Directors has recommended Salvatore T. DiMascio as the nominee for election as a director from such class. The continuing director from the second class, Joel K. Rubenstein, is serving a term that expires on the date of the 1999 Annual Meeting of Stockholders and the continuing director from the third class, Michael Favish, is serving a term that expires on the date of the 2000 Annual Meeting of Stockholders. Mr. Sabin Streeter, a director from the first class, has determined not to stand for re-election.

    Unless otherwise specified in the accompanying proxy, the shares voted pursuant thereto will be cast for Salvatore T. DiMascio as the director from the first class, to hold office until the 2001 Annual Meeting of Stockholders and until his successor shall be duly elected and shall have qualified. If, for any reason, at the time of election, Mr. DiMascio should be unwilling to accept nomination or election, it is intended that such proxy will be voted for the election, in his place, of a substitute nominee recommended by the Board of Directors. However, the Board of Directors has no reason to believe that Mr. DiMascio will be unable or unwilling to serve as a director, if elected.

    Information with respect to the Corporation's directors is set forth below.

                                           Positions and Offices      Has Been
                                            Presently Held With      a Director
       Name                     Age         the Corporation             Since
       ----                     ---         ---------------             -----
Current Nominee:
   Salvatore T. DiMascio        58              Director                 1997

Director From First Class:
   Sabin C. Streeter (1)        56              Director                 1989

Director From Second Class:
   Joel K. Rubenstein           61              Director                 1994

Director From Third Class:
    Michael Favish              49             President, Chief          1988
                                               Executive Officer
                                               and Director

(1) Mr. Streeter has determined not to stand for re-election.


     Salvatore T. DiMascio has served as a director of the Corporation since August 1997. Since 1986, Mr. DiMascio has been President of DiMascio
Venture Management, Inc., a management and investment firm. Additionally, from 1994 to 1997, Mr. DiMascio was Executive Vice President of Anchor
Gaming, Inc., a publicly-held gaming company.  From 1978 to 1986, Mr.
DiMascio was Senior Vice President and Chief Financial Officer of Conair Corporation, a publicly-held manufacturer of health and beauty products. Mr. DiMascio's previous business experience includes Audit Manager with Arthur Young & Co., a national CPA firm, and as Controller of Revlon Inc. Mr. DiMascio is currently serving on the Board of Directors of U.S. Communications Inc. and H.E.R.C. Products Inc., both of which are publicly-held corporations.

Sabin C. Streeter has served as a director of the Corporation since
January 1989. Since April 1997, Mr. Streeter has been Adjunct Professor and Executive-in-Residence at Columbia Business School. From November 1976 until his retirement in April 1997, Mr. Streeter was employed as either a senior vice president or a managing director of Donaldson, Lufkin & Jenrette Securities Corporation an investment banking firm, or its venture capital affiliate, the Sprout Group. Mr. Streeter is currently serving on the Board of Directors of Oakwood Homes Corporation and The Middleby Corporation, both of which are publicly-held corporations, and Parker-Hunter Incorporated, a privately-held securities firm.

Joel K. Rubenstein has served as a director of the Corporation since
August 1994. From April 1990 through April 1992 and from March 1994 to present, Mr. Rubenstein has been a partner of the Contrarian Group, Inc., an operating management company. In addition, from April 1993 to present, Mr. Rubenstein has been a principal of Oracle One Partners, Inc., a marketing management company. From April 1992 through March 1994, Mr. Rubenstein served as the Senior Project Manager, Business and Economic Development for Rebuild L.A., the recovery organization created after the Los Angeles riots. Prior to such time, from January 1985 through April 1990, Mr. Rubenstein served as the Vice President, Corporate Marketing for Major League Baseball, Office of the Commissioner.

	Michael Favish has served as President and a director of the Corporation since his founding of the Corporation in December 1988 and as President, Chief Executive Officer and a director of the Corporation since March 1994. Mr. Favish has over 25 years of product design, manufacturing and sourcing experience.

                      MEETINGS OF THE BOARD OF DIRECTORS

    During the fiscal year ended December 31, 1997, the Board of Directors held four meetings. During such period, each of the then-current directors of the Corporation attended 75% or more of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all committees of the Board of Directors on which such director served.

    The Board of Directors has standing audit and compensation committees.




    The members of the audit committee are Salvatore T. DiMascio and Robert N. Weingarten, who resigned as a director in January 1998. Assuming the re-election of Mr. DiMascio, the audit committee will consist of Salvatore
T. DiMascio and Joel K. Rubenstein. The audit committee's primary responsibilities are to recommend the appointment of the Corporation's independent auditors and to review the scope and results of the audits, the internal accounting controls of the Corporation, audit practices and the professional services furnished by the independent auditors. The audit committee held one meeting during the fiscal year ended December 31, 1997.

    The members of the compensation committee are Joel K. Rubenstein and Sabin C. Streeter. Assuming the re-election of Mr. DiMascio, the compensation committee will consist of Salvatore T. DiMascio and Joel K. Rubenstein. The compensation committee's primary responsibility is to review the compensation arrangements relating to senior officers of the Corporation and to administer the Corporation's 1994 Stock Option Plan and, if approved by the stockholders of the Corporation, the Corporation's 1998 Stock Option Plan. See "Adoption of 1998 Stock Option Plan." The compensation committee held one meeting during the fiscal year ended December 31, 1997.



































                         SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information as of March 31, 1998 with respect to the Common Stock of the Corporation beneficially owned by (a) all persons known to the Corporation to own beneficially more than 5% of any class of voting security of the Corporation, (b) all directors and nominees,
(c) the Named Executives (as defined under the caption "Executive Compensation") and (d) all executive officers and directors of the Corporation as a group.

                                           Amount and
                                           Nature of            Percent of
                                           Beneficial          Common Stock
Name and Address                          Ownership (1)       Ownership (1)
----------------                          -------------       -------------
Michael Favish
  3738 Ruffin Road
  San Diego, CA 92123 .. . . .             530,419 (2)            19.0%

Salvatore T. DiMascio
  6930 Paradise Road #1014
   Las Vegas, NV 89119 . . . .               2,500 (3)             *

Joel K. Rubenstein
  c/o 500 Newport Center Drive, Suite 900
  Newport Beach, CA 92660 . . . . . . . .    8,500 (4)             *

Sabin C. Streeter
  2 Woods Witch Lane
  Chappaqua, NY 10514 .  . . . . . . . .    33,747 (5)             1.2%

Fred Ostern
  3121 Hamburg Square
  La Jolla, CA 92037 . . . .. . .                0 (6)             0

All executive officers and
  directors as a group
  (consisting of 10 persons).  . . .       712,934                24.5%
_____________
*  Less than 1%.

(1) This table identifies persons and entities having sole voting and/or investment power with respect to the shares set forth opposite their names as of March 31, 1998 according to information furnished to the Corporation by each of them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date of this Proxy Statement upon the conversion of convertible securities or the exercise of warrants or options. Percent of Common Stock ownership is based on 2,691,742 shares of Common Stock outstanding, and assumes that in each case the person or entity only, or the group only, exercised his or its rights to purchase all shares of Common Stock underlying stock options and warrants.


(2) Includes 100,000 and 6,667 shares of Common Stock issuable upon exercise of currently exercisable options at per share exercise prices of $5.78 and $8.00, respectively. If the Corporation's 1998 Stock Option Plan is approved by the stockholders, these options will be cancelled and an identical number of options will be granted, at the then current market price, from the Corporation's 1998 Stock Option Plan. See "Adoption of 1998 Stock Option Plan."

(3) Includes 2,500 shares of Common Stock issuable upon exercise of currently exercisable options at a per share exercise price of $1.38.

(4) Includes 7,500 shares of Common Stock issuable upon exercise of currently exercisable options at per share exercise prices of $5.25 - $7.75. If the Corporation's 1998 Stock Option Plan is approved by the stockholders, these options will be cancelled and an identical number of options will be granted, at the then current market price, from the Corporation's 1998 Stock Option Plan. See "Adoption of 1998 Option Plan."

(5) Includes 12,500 shares of Common Stock issuable upon exercise of currently exercisable options at per share exercise prices of $5.25 - $7.75. If the Corporation's 1998 Stock Option Plan is approved by the stockholders, these options will be cancelled and an identical number of options will be granted, at the then current market price, from the Corporation's 1998 Stock Option Plan. See "Adoption of 1998 Option Plan."

(6) The Corporation and Mr. Ostern mutually agreed to terminate Mr. Ostern's employment with the Corporation effective September 30, 1997. See "Executive Compensation-Certain Relationships and Related
    Transactions."

    Section 16(a) Beneficial Ownership Reporting Compliance.  Section
16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Corporation's directors and executive officers and persons who beneficially own more than ten percent (10%) of the Common Stock (collectively, the "Reporting Persons") to file with the Securities and Exchange Commission (the "Commission") initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock. Reporting Persons are required to furnish the Corporation with copies of all such reports. To the Corporation's knowledge, based solely on a review of copies of such reports furnished to the Corporation and certain representations of the Reporting Persons, the Corporation believes that during the 1997 fiscal year all of the Reporting Persons complied with all applicable Section 16(a) reporting requirements, except as set forth in the following sentence. Joel K. Rubenstein filed one late report covering the acquisition of 200 shares of Common Stock in December 1997.

                            EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

     The following table shows, for the fiscal years ended December 31, 1995, 1996 and 1997, the compensation paid by the Corporation, as well as certain other compensation paid or accrued for those years, to Michael Favish,


the Corporation's President and Chief Executive Officer, and Fred S. Ostern, the Corporation's former Vice President of Marketing (the "Named Executive"). No other person who served as an executive officer of the Corporation received salary and bonus in excess of $100,000 during the fiscal year ended
December 31, 1997.

                           Summary Compensation Table
                                         Annual                     Long-Term
                                      Compensation                Compensation
                             ---------------------------------    -------------
Name and                                Other Annual
All Other
Principal Position    Year   Salary ($) Bonus ($)   Compensation ($) Options (#)
Compensation ($)

Michael Favish        1997    165,000        0           22,070             0
          0
President and Chief   1996    153,247   74,250                0        10,000
          0
Executive Officer     1995    152,756        0                0             0
          0
Fred S. Ostern        1997    112,500  101,314                0             0
    350,000
Former Vice President 1996    150,000  355,069                0             0
          0
of Marketing          1995    329,965        0                0             0
          0

(1) Includes $9,000 for reimbursement of automobile expenses and $7,700 for disability insurance coverage.
(2) The Corporation and Mr. Ostern mutually agreed to terminate Mr. Ostern's employment with the Corporation effective September 30, 1997.
     See "- Certain Relationships and Related Transactions."

Certain Relationships and Related Transactions

    The Corporation was a defendant in an action brought in San Diego County, California Superior Court on March 14, 1997 by Fred S. Ostern, the Corporation's former Vice President-Marketing. On October 1, 1997, the Corporation entered into a settlement agreement with Mr. Ostern whereby the Corporation agreed to pay a corporation wholly owned by Mr. Ostern the aggregate sum of $350,000, consisting of three monthly payments of $50,000 beginning September 30, 1997, and the remaining $200,000 being due and payable in twelve monthly payments of $16,667 during 1998. In consideration of the settlement amount, the parties mutually agreed that Mr. Ostern's employment with the Corporation be terminated effective September 30, 1997. Mr. Ostern also agreed to certain non-solicitation and non-competition provisions through December 31, 1998.

    Michael Favish, President and Chief Executive Officer of the
Corporation, and Karen Betro, Vice President-Operations of the Corporation, have a long-term relationship. Derrick Favish, a non-officer employee and stockholder of the Corporation, is the brother of Michael Favish, the President and Chief Executive Officer of the Corporation. Greg Favish, a non-officer employee and stockholder of the Corporation, is the son of Michael Favish. Any future transaction with directors, executive officers or their affiliates, including, without limitation, any granting or forgiveness of loans, will be made only if the transaction has been approved by a majority of the then independent and disinterested members of the Board of Directors and is on terms no less favorable to the Corporation than could have been obtained from unaffiliated parties.

Stock Options

    The Corporation did not grant any stock options under the Corporation's 1994 Stock Option Plan to the Named Executives during the Corporation's last fiscal year.

Option Holdings

    No stock options were exercised by any of the Named Executives during the Corporation's last fiscal year. The following table sets forth information with respect to the unexercised options held by the Named Executives as of the end of the Corporation's last fiscal year.

              Securities Underlying Unexercised    Value of Unexercised In-the-
                    Options at FY-End (#)          Money Options at FY-End ($)
              ---------------------------------    ----------------------------
              Exercisable      Unexercisable
Name                      (1)                      Exercisable    Unexercisable
-------------------------------------------------------------------------------
Michael Favish    106,667          3,333                0              0
Fred S. Ostern          0              0                0              0

______________
(1) This represents the total number of shares subject to stock options held by the Named Executives as of December 31, 1997. These options were granted on various dates during the years 1994 through 1996.

Employment Contracts and Termination of Employment and Change-in-
Control Arrangements

    The Corporation is party to an employment agreement (the "Favish Agreement") with Michael Favish, which provides that Mr. Favish will serve as President and Chief Executive Officer for an initial term of five years commencing on August 11, 1994. Mr. Favish's annual base salary is $150,000 per year, with annual cost of living increases and additional increases at the discretion of the compensation committee. For 1997, Mr. Favish's salary was increased to $165,000 by the compensation committee.

    Mr. Favish is also entitled to a bonus at the discretion of the compensation committee and has been granted options, vesting over a three-year period, to purchase 110,000 shares of Common Stock at per share exercise prices of $5.78 - $8.00. The Favish Agreement also provides that Mr. Favish will not engage in a business which competes with the Corporation for the term of the Favish Agreement and for two years thereafter. In the event that Mr. Favish's employment is terminated as a result of a Constructive Termination (as defined in the Favish Agreement), the Favish Agreement provides that the Corporation will pay Mr. Favish the base salary and bonus compensation payable to Mr. Favish through the remainder of the term of the Favish Agreement. In the event that Mr. Favish's employment is terminated following a Change in Control (as defined in the Favish Agreement) of the Corporation, the Favish Agreement provides that the Corporation will pay Mr. Favish a termination and non-competition payment equal to the greater of (i) the base salary and bonus compensation payable to Mr. Favish through the remainder of the term of the Favish Agreement or (ii) 2.99 times Mr. Favish's base salary and bonus compensation for the calendar year prior to such termination.


    As previously noted, the employment agreement with Mr. Fred Ostern, the Corporation's former Vice President-Marketing, was mutually agreed to be terminated effective September 30, 1997. Additionally, in consideration of the settlement agreement and the aggregate sum of $350,000, Mr. Ostern agreed to certain non-solicitation and non-competition provisions through December 31, 1998.

Director Compensation

    Directors who are not employees of the Corporation receive cash compensation of $6,000 per calendar year and options to purchase 2,500 shares of Common Stock under the Corporation's 1994 Stock Option Plan on July 1 of each of their first three years of service on the Board of Directors. If the Corporation's 1998 Stock Option Plan is approved by the stockholders, directors who are not employees of the Corporation will receive, in addition to their annual cash compensation, options to purchase 5,000 shares of common Stock under the Corporation's 1998 Stock Option Plan on July 1 of each year while serving on the Board of Directors, and the Corporation's 1994 Stock Option
Plan will be terminated. See "Adoption of 1998 Stock Option Plan." All directors are reimbursed for reasonable expenses incurred in connection with attendance of meetings.

                      ADOPTION OF 1998 STOCK OPTION PLAN

General

    On March 10, 1998, the Board of Directors of the Corporation adopted the Fotoball USA, Inc. 1998 Stock Option Plan (the "1998 Plan"), subject to approval of the 1998 Plan by the stockholders of the Corporation. The purpose ofthe 1998 Plan is to attract and retain qualified employees and non-employee directors upon whom, in large measure, the sustained progress, growth and profitability of the Corporation depend. The Board of Directors believes that the 1998 Plan will, through the acquisition of a proprietary interest in the growth and performance of the Corporation, generate an increased incentive to contribute to the Corporation's future success and prosperity, thus enhancing the value of the Corporation for the benefit of its stockholders.

Summary of the 1998 Plan

    The following description of the principal terms of the 1998 Plan should be read in conjunction with, and is qualified in its entirety by reference to, the full text of the 1998 Plan, a copy of which is included as Appendix A hereto.

    General. Pursuant to the 1998 Plan, options to acquire an aggregate of 500,000 shares of Common Stock may be granted to regular, full-time employees and non-employee directors of the Corporation or any Subsidiary Corporation (each as defined in the 1998 Plan) of the Corporation. To date, no options have been granted under the 1998 Plan but, as discussed below, if the stockholders of the Corporation adopt the 1998 Plan, the Corporation will terminate the Corporation's 1994 Stock Option Plan (the "1994 Plan"), cancel each of the then outstanding options granted under the 1994 Plan (245,000 as of March 31, 1998) and reissue an identical number of options under the 1998 Plan, at the then current market price, to the holders of options under the 1994 Plan.
    The effective date of the 1998 Plan will be June 1, 1998, subject to stockholder approval of the 1998 Plan, and the 1998 Plan will terminate on the earliest to occur of (i) the date on which all options issuable under the 1998 Plan have been issued, (ii) the termination of the Plan by the Board of Directors or (iii) March 9, 2008. The terms of the 1998 Plan provide for the grant of options which are designated as incentive stock options ("ISOs") within the meaning of Internal Revenue Code ("Code") Section 422 or any successor provision thereto and options which are not designated as ISOs, also known as non-qualified stock options ("NQSOs").

    The Corporation currently has one other outstanding stock option plan, the 1994 Plan, pursuant to which 130,000 shares of Common Stock remain available for issuance under the 1994 Plan as of March 31, 1998. If stockholder approval is obtained for the 1998 Plan, the Corporation will terminate the 1994 Plan, cancel each of the then outstanding options granted under the 1994 Plan (245,000 as of March 31, 1998) and reissue an identical number of options under the 1998 Plan, at the then current market price, to the holders of options under the 1994 Plan. The Board of Directors unanimously recommends a vote
FOR the approval of the adoption of the 1998 Plan. If the stockholders fail to approve the adoption of the 1998 Plan, stock option grants will continue to be made under the 1994 Plan and otherwise.

    Administration. Under its terms, a committee of the Board of Directors must administer the 1998 Plan. The compensation committee has been selected to serve as the committee under the 1998 Plan (the "Committee").
Eligibility and Extent of Participation. Non-employee directors and key employees (defined as full-time employees) of the Corporation or any future Subsidiary Corporation of the Corporation are eligible to participate in the 1998 Plan; provided, however, that ISOs may only be granted to employees of the Corporation or a Subsidiary Corporation. Approximately 35 persons are initially expected to participate in the 1998 Plan, including all of the directors of the Corporation.

     Stock Subject to 1998 Plan. The Corporation has authorized and reserved for issuance upon the exercise of options pursuant to the 1998 Plan 500,000 shares of Common Stock (subject to adjustment for stock dividends, stock splits and similar changes in the Corporation's capitalization). An option may be designated as an ISO or an NQSO. Any one optionee may not be granted options to purchase in excess of 125,000 shares of Common Stock during any fiscal year of the Corporation; provided, however, that the Committee may adopt procedures for the counting of shares relating to any grant of options to ensure appropriate counting, avoid double counting and provide for adjustments in any case in which the number of shares actually distributed differs from the number of shares previously counted in connection with such grant; provided further, however, that the options granted under the 1994
Plan shall not be treated as outstanding. On April 15, 1998, the closing price of the Common Stock was $1.69 per share. The authorized number of shares of Common Stock under the 1998 Plan represents 18.5% of the Corporation's outstanding shares of Common Stock as of March 31, 1998.

    Grant of Options. Subject to the terms of the 1998 Plan and applicable law, the Committee shall have full power and authority to: designate participants; determine the type or types of options to be granted to each participant under the 1998 Plan; determine the number of shares of Common Stock to be covered by options; determine the terms and conditions of any option; determine whether, to what extent, and under what circumstances


options may be settled or exercised in cash, shares of Common Stock, other options or other property, or canceled, forfeited or suspended, and the method or methods by which options may be settled, exercised, canceled, forfeited or suspended; interpret and administer the 1998 Plan and any instruments or agreements relating to, or options granted under, the 1998 Plan; establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the 1998 Plan; and make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the 1998 Plan. Unless otherwise expressly provided in the 1998 Plan, all designations, determinations, interpretations and other decisions under or with respect to the 1998 Plan or any option shall be within the sole discretion of the Committee and shall be final, conclusive and binding upon all persons.

    Adjustment of Options. In the event that the Committee shall determine that any change in corporate capitalization, such as a dividend or other distribution of shares of Common Stock, or a corporate transaction, such as a merger, consolidation, reorganization or partial or complete liquidation of the Corporation or other similar corporate transaction or event, affects the shares of Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 1998 Plan, then the Committee shall, in such manner as it may deem necessary to prevent dilution or enlargement of the benefits or potential benefits intended to be made under the 1998 Plan, adjust any or all of (x) the number and type of shares of Common Stock which thereafter may be made the subject of options,
(y) the number and type of shares of Common Stock subject to outstanding options, and (z) the grant, purchase, or exercise price with respect to any option or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding option; provided, however, in each case, that
(i) with respect to ISOs no such adjustment shall be authorized to the extent that such adjustment would cause the 1998 Plan to violate Code Section 422 or any successor provision thereto; (ii) such adjustment shall be made in such manner as not to adversely affect the status of any Option as "performance-based compensation" under Code Section 162(m); and (iii) the number of shares of Common Stock subject to any option shall always be a whole number.

    Additional Terms and Conditions of ISOs. All ISOs are intended to comply with Code Section 422. All provisions of the 1998 Plan and all ISOs granted pursuant to the 1998 Plan will be construed in such manner as to give effect to that intent. In addition to the terms and conditions described above, each ISO shall (i) be granted at a per share exercise price of at least the Fair Market Value (as defined in the 1998 Plan) of a share of Common Stock on the date of grant and (ii) not be exercisable after the expiration of ten years (or such lesser period as the agreement specifies) from the date the option is granted, except that if the optionee owns Common Stock representing more than ten percent (10%) of the total combined voting power of all shares of Common Stock outstanding at the time the option is granted (and assuming its immediate exercise), the per share exercise price must be at least 110% of the Fair Market Value on the date of grant and the option may not be exercised after the expiration of five years (or such lesser period as the agreement specifies) from the date of grant.
    Grants to Non-Employee Directors. Each non-employee director who is a member of the Board of Directors on July 1 of a year during the term of the 1998 Plan shall automatically be granted an NQSO to purchase 5,000 shares of Common Stock on July 1 of each year of service on the Board as a non-employee director. All "formula" options granted shall be at an exercise price per share equal to the Fair Market Value of a share of Common Stock on the date of the grant and have a term of ten years, and the option will generally be terminated (i) 30 days after the date on which the employment or service of the employee or non-employee director is terminated for any reason other than
(A) retirement or mental or physical disability, or (B) death; (ii) three months after the date on which the employment or service of the employee or non-employee director is terminated by reason of retirement or mental or physical disability; or (iii)(A) 12 months after the date on which the employment or service of the employee or non-employee director is terminated by reason of death, or (B) three months after the date on which the employee or non-employee director shall die if such death shall occur during the three-month period following the termination of the employment or service of the employee or non-employee director by reason of retirement or mental or physical disability.

    Transfer of Options. Subject to Code Section 422, no option and no right under any such option, shall be assignable, alienable, saleable, or transferable by a participant otherwise than by will or by the laws of descent and distribution, and such option, and each right under any such option, shall be exercisable during the participant's lifetime, only by the participant or, if permissible under applicable law (including Code Section 422, in the case of an ISO), by the participant's guardian or legal representative. No option and no right under any such option may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Corporation.
Notwithstanding the foregoing, the Committee may, in its discretion, provide that NQSOs be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach such terms and conditions as it deems advisable to any such transferability right. In addition, a participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the participant, and to receive any distribution, with respect to any option upon the death of the participant. A beneficiary, guardian, legal representative or other person claiming any rights under the 1998 Plan from or through any participant shall be subject to all terms and conditions of the 1998 Plan and any option agreement applicable to such participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

    No employee shall have any claim to be granted any option under the 1998 Plan, and there is no obligation for uniformity of treatment of employees or holders or beneficiaries of options under the 1998 Plan. The terms and conditions of options need not be the same with respect to each recipient.
The grant of an option shall not be construed as giving a participant the right to be retained in the employ of the Corporation or any Subsidiary Corporation. Further, the Corporation may at any time dismiss a participant from employment, free from any liability, or any claim under the 1998 Plan, unless otherwise expressly provided in the 1998 Plan or in any option agreement.

    Exercise of Options. The Committee shall determine the time or times at which the right to exercise an option may vest in whole or in part, and the method or methods by which, and the form or forms in which, payment of the option price with respect to exercise of such option may be made or deemed to have been made (including, without limitation, (i) cash, shares of Common Stock, outstanding options or other consideration, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant option price and (ii) a broker-assisted cashless exercise program established by the Committee), provided in each case that such methods avoid "short-swing" profits to the participant under Section 16(b) of the Exchange Act. The payment of the exercise price of an option may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Upon the exercise of an option, the holder shall pay to the Corporation the exercise price plus the amount of the required federal and state withholding taxes, if any. The 1998 Plan also allows participants to elect to have shares withheld upon exercise for the payment of federal and state withholding taxes.

    Amendment or Termination of the 1998 Plan. The 1998 Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board of Directors, but no amendment without the approval of the stockholders of the Corporation shall be made if such amendment would be required under Code Sections 162(m) or 422, Rule 16b-3 or any other law or rule of any governmental authority, stock exchange or other self-regulatory organization to which the Corporation may then be subject. Neither the amendment, suspension nor termination of the 1998 Plan shall, without the consent of the holder of an option, alter or impair any rights or obligations under any option theretofore granted. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the 1998 Plan or any option in the manner and to the extent it shall deem desirable to carry the 1998 Plan into effect.

    Federal Income Tax Consequences.   The following discussion of the
federal income tax consequences of the granting and exercise of options under the 1998 Plan, and the sale of Common Stock acquired as a result thereof, is based on an analysis of the Code as in effect on the date hereof, existing laws, judicial decisions and administrative rulings and regulations, all of which are subject to change. In addition to being subject to the federal income tax consequences described below, an optionee may also be subject to state and/or local income tax consequences in the jurisdiction in which he or she works and/or resides. Each optionee must consult his or her personal tax advisor to determine the taxes applicable to the issuance, exercise and sale of options.

         NQSOs. No income will be recognized by an optionee at the time an NQSO is granted. Ordinary income generally will be recognized by an optionee at the time an NQSO is exercised, in an amount equal to the excess of the fair market value of the Common
    Stock (without regard to any restrictions) on the exercise date of the shares issued to the optionee over the exercise price. This ordinary income will also constitute wages subject to the withholding of income tax, and the Corporation will be required to make whatever arrangements are necessary to ensure that the proper amount required to be withheld is available for withholding, in cash. An optionee's holding period with respect to the shares acquired will begin on the date of exercise of the NQSO.


         The tax basis of the stock acquired upon the exercise of an NQSO will be equal to the sum of (a) the exercise price of such NQSO and (b) the amount included in income on the exercise of such NQSO.
    Gain or loss on a subsequent sale or other disposition of the stock will be measured by the difference between the amount realized on the disposition and the tax basis of such shares. Such gain or loss will be capital gain or loss assuming that the stock is held as a capital asset (i.e., generally for investment purposes) and any such capital gain or loss will be long-term capital gain or loss if the shares are held for more than one year.

         If an optionee is permitted to, and does, make the required payment of the option price by delivering shares of Common Stock, the optionee generally will not recognize any gain as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his or her basis in the new shares received. In such a case, an optionee's holding period in the shares received will be determined by reference to his or her holding period in the shares of Common Stock exchanged therefor.

         An optionee should be aware that if he or she is permitted to, and does, transfer an NQSO in a non-arm's length transaction, the optionee and not the transferee of the option will be subject to tax on the compensation income attributable upon the exercise of the option under the rules described above.

         The Corporation will generally be entitled to a deduction for federal income tax purposes in the same amount and at the same time as the amount included in income by the optionee with respect to his or her NQSO. The deduction will be allowed for the taxable year of the Corporation within which the taxable year of the optionee in which such ordinary income is recognized by the optionee ends.

         ISOs.   In general, neither the grant nor the exercise of an ISO
    will result in taxable income to an optionee or a deduction to the Corporation. Unless there is a disqualifying disposition of the stock received pursuant to the exercise of an ISO (see below) and unless such disqualifying disposition occurs in the same year as the year of exercise of such ISO, the exercise of an ISO will give rise to income includible by the optionee for purposes of the alternative minimum tax in an amount equal to the excess of the fair market value of the stock acquired upon the exercise of the ISO over the exercise price.

         The sale or exchange of Common Stock received pursuant to the exercise of an ISO after the expiration of the applicable holding period discussed below will result in the entire gain (based upon the excess between the amount realized upon sale or exchange over the exercise price) being treated as long-term capital gain or loss to an optionee and will not result in a tax deduction to the Corporation. To receive ISO treatment as to the stock acquired upon exercise of an ISO, an optionee must neither dispose of such stock within two years after such ISO is granted or within one year after the exercise of such ISO. In addition, an optionee generally must be an employee of the Corporation (or of a Subsidiary Corporation) at all times between the date of grant and the date three months before exercise of such ISO.


         If an optionee sells or exchanges the shares prior to the expiration of the holding period set forth above (a "disqualifying disposition"), such optionee will realize ordinary compensation income in the amount equal to the difference between the exercise price and the fair market value on the date of exercise. The compensation income will be added to such optionee's basis for purposes of determining the gain on the sale of the shares. Such gain will be capital gain if the shares are held as capital assets (i.e., generally for investment purposes). If the application of the above-described rule would result in a loss to the optionee, the compensation income required to be recognized thereby would be limited to the excess, if any, of the amount realized on the sale over the basis of the shares sold. If an optionee disposes of shares obtained upon exercise of an ISO prior to the expiration of the holding period described above, the Corporation will be entitled to a deduction in the amount and at the same time as the compensation income is realized by the optionee as a result of the disqualifying disposition, subject to the Corporation satisfying its withholding and/or reporting obligations.

         If an optionee is permitted to, and does, make the required payment of the option price by delivering shares of Common Stock, the optionee generally will not recognize any gain as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his basis in the new shares received. However, the use by an optionee of shares previously acquired pursuant to the exercise of an ISO to exercise an ISO will be treated as a taxable disposition if the transferred shares have not been held by the optionee for the requisite holding period described above.

         Code Section 162(m). Code Section 162(m) generally limits the annual deduction available to a publicly held corporation for applicable remuneration paid to its chief executive officer and certain other highly compensated individuals to $1,000,000. The Corporation believes that options granted pursuant to the 1998 Plan will satisfy certain requirements contained in Code Section 162(m) so that the compensation element of such options will qualify for the exemption from the deduction limitation of Code Section 162(m) for "performance-based compensation."


















New Plan Benefits Table

    The following table presents information regarding options anticipated to be granted under the 1998 Plan (i) upon cancellation of options granted under the 1994 Plan to the Named Executives and (ii) upon cancellation of options granted under the 1994 Plan to the (x) executive officers of the Corporation as a group, (y) non-employee directors of the Corporation as a group and (z) non-executive officer employees of the Corporation as a group assuming approval of the 1998 Plan. The following calculations are based on a May 29, 1998 grant date.
                                                                   Number of
                                                                     Shares
                                                        Dollar     Subject to
          Name and Position                            Value(1)      Options
          -----------------                            --------      -------
Michael Favish, President and Chief Executive Officer    $-0-         110,000
Fred S. Ostern, Former Vice President                    $-0-              -0-
Executive Officer Group (6 individuals)(2)               $-0-         192,000
Non-Executive Director Group (3 individuals)(3)          $-0-          15,000
Non-Executive Officer Employee Group                     $-0-          38,000

_________
(1) Assumes that the exercise price of the stock options is equal to the closing price of the Common Stock on May 28, 1998.
(2)  Consists of Michael Favish, David G. Forster, Carl E. Francis,
     Karen M. Betro, Jon D. Schneider and Steve B. Katzke.
(3)  Consists of Sabin C. Streeter, Salvatore T. DiMascio and
     Joel K. Rubenstein.

Board Recommendation

    The Board of Directors recommends that the stockholders vote FOR approval and adoption of the Fotoball USA, Inc. 1998 Stock Option Plan.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    Upon recommendation of the audit committee, the Board of Directors has appointed Hollander, Gilbert & Co. as the Corporation's independent auditors for the fiscal year ending December 31, 1998.

    In the event stockholders do not ratify the appointment of Hollander, Gilbert & Co. as the Corporation's independent auditors for the forthcoming fiscal year, such appointment will be reconsidered by the audit committee and the Board of Directors.

    A representative of Hollander, Gilbert & Co. will be present at the Annual Meeting to respond to appropriate questions and to make statements as he may desire.

Board Recommendation

    The Board of Directors recommends that the stockholders vote FOR ratification of the appointment of Hollander, Gilbert & Co. as the Corporation's independent auditors.


                                OTHER BUSINESS

    The Board of Directors of the Corporation knows of no other matters that may be presented at the Annual Meeting. However, if any other matters properly come before the meeting, or any adjournment thereof, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.

                            STOCKHOLDER PROPOSALS

    Proposals of stockholders intended to be presented at the next annual meeting of the Corporation's stockholders must be received by the Corporation for inclusion in the Corporation's 1999 Proxy Statement on or prior to January 27, 1999.

                    ANNUAL REPORTS AND FINANCIAL STATEMENTS

     The Annual Report to Stockholders of the Corporation for the year ended December 31, 1997 is being furnished simultaneously herewith. Such report and the financial statements included therein are not to be considered a part of this Proxy Statement.

    Upon the written request of any stockholder, management will provide, free of charge, a copy of the Corporation's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997, including the financial statements and exhibits thereto. Requests should be directed to Chief Financial Officer, Fotoball USA, Inc., 3738 Ruffin Road, San Diego, California 92123.

                             COST OF SOLICITATION

    The cost of soliciting proxies in the accompanying form has been or will be borne by the Corporation. In addition to solicitation by mail, solicitations may be made personally, by telephone, by telegraph or by mail by officers, directors and employees of the Corporation, without additional remuneration therefor, and arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Corporation may reimburse them for their reasonable out-of-pocket expenses.

    It is important that your shares be represented at the meeting. If you are unable to be present in person, you are respectfully requested to sign the enclosed proxy and return it in the enclosed stamped and addressed envelope as promptly as possible.

                                       By Order of the Board of Directors,

                                       KAREN M. BETRO
                                       Secretary
Dated:  April 27, 1998
        San Diego, California




                                  APPENDIX A:

                              FOTOBALL USA, INC.
                           1998 STOCK OPTION PLAN

Section 1.   Purpose

             The purposes of this Fotoball USA, Inc. 1998 Stock Option Plan (the "Plan") are to encourage selected employees and directors of Fotoball USA, Inc., a Delaware corporation (together with any successor thereto, the "Corporation"), or any present or future Subsidiary Corporation (as defined below) of the Corporation to acquire a proprietary interest in the growth and performance of the Corporation, to generate an increased incentive to contribute to the Corporation's future success and prosperity, thus enhancing the value of the Corporation for the benefit of its stockholders, and to enhance the ability of the Corporation to attract and retain qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Corporation depend.

Section 2.   Definitions

             As used in the Plan, the following terms shall have the meanings set forth below:

             (a) "Board" shall mean the Board of Directors of the Corporation.

             (b) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

             (c) "Committee" shall mean a committee of the Board designated by the Board to administer the Plan and composed of not less than two (2) directors.
             (d) "Fair Market Value" shall mean, with respect to Shares or other securities, the fair market value of the Shares of other securities determined by such methods or procedures as shall be established from time to time by the Committee in good faith or in accordance with applicable law. Unless otherwise determined by the Committee, the Fair Market Value of Shares shall mean (i) the closing price per Share of the Shares on the principal exchange on which the Shares are then trading, if any, on such date, or, if the Shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if the Shares are not traded on an exchange but are quoted on the Nasdaq Stock Market or a successor quotation system, (1) the last sales price (if the Shares are then listed as a National Market Issue on the Nasdaq Stock Market) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Shares on such date as reported by the Nasdaq Stock Market or such successor quotation system; or (iii) if the Shares are not publicly traded on an exchange and not quoted on the Nasdaq Stock Market or a successor quotation system, the mean between the closing bid and asked prices for the Shares on such date as determined in good faith by the Committee.

             (e) "Incentive Stock Option" shall mean an option granted under the Plan that is designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.


             (f) "Independent Director" shall mean each member of the Board who is not an employee of the Corporation or any Subsidiary Corporation of the Corporation.

             (g) "Key Employee" shall mean any officer, director or other employee who is a regular full-time employee of the Corporation or its present and future Subsidiary Corporations.

             (h) "Non-Qualified Stock Option" shall mean an Option granted under the Plan that is not designated as an Incentive Stock Option.

             (i) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

             (j) "Option Agreement" shall mean a written agreement, contract or other instrument or document evidencing an Option granted under the Plan.

             (k) "Participant" shall mean a Key Employee or Independent Director who has been granted an Option under the Plan.

             (l) "Person" shall mean any individual, corporation, partnership, association, joint-stock Corporation, trust, unincorporated organization or government or political subdivision thereof.

             (m) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation thereto.

             (n) "Shares" shall mean the common stock of the Corporation, $.01 par value, and such other securities or property as may become the subject of Options pursuant to an adjustment made under Section 4(b) of the Plan.

             (o) "Subsidiary Corporation" shall have the meaning ascribed thereto in Code Section 424(f).

             (p) "Ten Percent Stockholder" shall mean a Person, who together with his or her spouse, children and trusts and custodial accounts for their benefit, immediately at the time of the grant of an Option and assuming its immediate exercise, would beneficially own, within the meaning of Section 424(d) of the Code, Shares possessing more than ten percent (10%) of the total combined voting power of all of the outstanding capital stock of the Corporation or any Subsidiary Corporation of the Corporation.

Section 3.   Administration

             (a) Generally. The Plan shall be administered by the Committee. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Option shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including the Corporation, any Participant, any holder or beneficiary of any Option, any stockholder of the Corporation and any employee of the Corporation.

             (b) Powers. Subject to the terms of the Plan and applicable law and except as provided in Section 7 hereof, the Committee shall have full power and authority to: (i) designate Participants; determine the type or types of Options to be granted to each Participant under the Plan;
(ii) determine the number of Shares to be covered by Options;
(iii) determine the terms and conditions of any Option; (iv) determine whether, to what extent, and under what circumstances Options may be settled or exercised in cash, Shares, other Options, or other property, or canceled, forfeited, or suspended, and the method or methods by which Options may be settled, exercised, canceled, forfeited, or suspended; (v) interpret and administer the Plan and any instruments or agreements relating to, or Options granted under, the Plan; (vi) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (vii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

Section 4.   Shares Available for Options

             (a) Shares Available.  Subject to adjustment as provided in
Section 4(b):
                 (i) Limitation on Number of Shares. Options issuable under the Plan are limited such that the maximum aggregate number of Shares which may be issued pursuant to, or by reason of, Options is 500,000. Further, no Participant shall be granted Options to purchase more than 125,000 Shares in any one fiscal year; provided, however, that the Committee may adopt procedures for the counting of Shares relating to any grant of Options to ensure appropriate counting, avoid double counting, and provide for adjustments in any case in which the number of Shares actually distributed differs from the number of Shares previously counted in connection with such grant; provided further, however, that the options granted under the Corporation's 1994 Stock Option Plan shall not be treated as outstanding. To the extent that an Option granted to a (A) Key Employee or (B) an Independent Director ceases to remain outstanding by reason of termination of rights granted thereunder, forfeiture or otherwise, the Shares subject to such Option shall again become available for award under the Plan to (x) Key Employees and (y) Independent Directors, respectively.


                 (ii) Sources of Shares Deliverable Under Options. Any Shares delivered pursuant to an Option may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

             (b) Adjustments. In the event that the Committee shall determine that any change in corporate capitalization, such as a dividend or other distribution of Shares, or a corporate transaction, such as a merger, consolidation, reorganization or partial or complete liquidation of the Corporation or other similar corporate transaction or event, affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem necessary to prevent dilution or enlargement of the benefits or potential benefits intended to be made under the Plan, adjust any or all of (x) the number and type of Shares


which thereafter may be made the subject of Options, (y) the number and type of Shares subject to outstanding Options, and (z) the grant, purchase, or exercise price with respect to any Option or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Option; provided, however, in each case, that (i) with respect to Incentive Stock Options no such adjustment shall be authorized to the extent that such adjustment would cause the Plan to violate Section 422 of the Code or any successor provision thereto; (ii) such adjustment shall be made in such manner as not to adversely affect the status of any Option as "performance-based compensation" under
Section 162(m) of the Code; and (iii) the number of Shares subject to any Option denominated in Shares shall always be a whole number.

Section 5.   Eligibility

             In determining the Persons to whom Options shall be granted and the number of Shares to be covered by each Option, the Committee shall take into account the nature of the Person's duties, such Person's present and potential contributions to the success of the Corporation and such other factors as it shall deem relevant in connection with accomplishing the purposes of the Plan. A Key Employee who has been granted an Option or Options under the Plan may be granted an additional Option or Options, subject to such limitations as may be imposed by the Code on the grant of Incentive Stock Options. Notwithstanding anything herein to the contrary, Incentive Stock Options may be granted only to Key Employees of the Corporation or any Parent Corporation or Subsidiary Corporation.

Section 6.   Options.

             The Committee is hereby authorized to grant Options to Participants upon the following terms and the conditions (except to the extent otherwise provided in Section 7) and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

             (a) Exercise Price. The exercise price per Share purchasable under Options shall be determined by the Committee at the time the Option is granted but generally shall not be less than the Fair Market Value of the Shares covered thereby at the time the Option is granted.

             (b) Option Term. The term of each Non-Qualified Stock Option shall be fixed by the Committee but generally shall not exceed ten (10) years from the date of grant.

             (c) Time and Method of Exercise. The Committee shall determine the time or times at which the right to exercise an Option may vest, and the method or methods by which, and the form or forms in which, payment of the option price with respect to exercises of such Option may be made or deemed to have been made (including, without limitation, (i) cash, Shares, outstanding Options or other consideration, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant option price and (ii) a broker-assisted cashless exercise program established by the Committee), provided in each case that such methods avoid "short-swing" profits to the Participant under Section 16(b) of the Securities Exchange Act of 1934, as amended. The payment of the exercise price of an Option may be made in a


single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.

             (d) Incentive Stock Options. All terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder including that, (i)(A) in the case of a grant to a Person that is not a Ten Percent Stockholder the purchase price per Share purchasable under Incentive Stock Options shall not be less than the Fair Market Value of a Share on the date of grant and (B) in the case of a grant to a Ten Percent Stockholder the purchase price per Share purchasable under Incentive Stock Options shall not be less than 110% of the Fair Market Value of a Share on the date of grant and (ii) the term of each Incentive Stock Option shall be fixed by the Committee but shall in no event be more than ten (10) years from the date of grant, or in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, five (5) years from the date of grant.

             (e) Limits on Transfer of Options. Subject to Code Section 422, no Option and no right under any such Option, shall be assignable, alienable, saleable or transferable by a Participant otherwise than by will or by the laws of descent and distribution, and such Option, and each right under any such Option, shall be exercisable during the Participant's lifetime, only by the Participant or, if permissible under applicable law (including Code
Section 422, in the case of an Incentive Stock Option), by the Participant's guardian or legal representative. No Option and no right under any such Option, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Corporation. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Non-Qualified Stock Options be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach such terms and conditions as it deems advisable to any such transferability right. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Option upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Option Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

             (f) Tax Withholding. The Corporation or any Subsidiary is authorized to withhold from any Option granted any payment relating to an Option under the Plan, including from the exercise of an Option, amounts of withholding and other taxes due in connection with any transaction involving an Option, and to take such other action as the Committee may deem advisable to enable the Corporation and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Option. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.


             (g) Loan Provisions. With the consent of the Committee, and subject at all times to laws and regulations and other binding obligations or provisions applicable to the Corporation, the Corporation may make, guarantee, or arrange for a loan or loans to a Participant with respect to the exercise of any Option, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with the exercise of any Option. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which the loan or loans may be forgiven.

Section 7.   Options Awarded to Independent Directors.

             Each Independent Director who is a member of the Board on July 1 of a year during the term of the Plan shall automatically be granted a Non-Qualified Stock Option to purchase 5,000 Shares on July 1 of each year of service on the Board as an Independent Director. All Options granted pursuant to this Section 7 shall (a) be at an exercise price per Share equal to 100% of the Fair Market Value of a Share on the date of the grant; (b) have a term of ten (10) years; (c) terminate (i) upon termination of an Independent Director's service as a director of the Corporation for any reason other than mental or physical disability or death, (ii) three (3) months after the date the Independent Director ceases to serve as a director of the Corporation due to physical or mental disability or (iii)(A) twelve (12) months after the date the Independent Director ceases to serve as a director due to the death of the Independent Director or (B) three (3) months after the death of the Independent Director if such death shall occur during the three (3) month period following the date the Independent Director ceased to serve as a director of the Corporation due to physical or mental disability; and
(d) be otherwise on the same terms and conditions as all other Options granted pursuant to the Plan.

Section 8.   Amendment and Termination

             Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Option Agreement or in the Plan:

             (a) Amendments to the Plan. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board, but no amendment without the approval of the stockholders of the Corporation shall be made if such amendment would be required under Sections 162(m) or 422 of the Code, Rule 16b-3 or any other law or rule of any governmental authority, stock exchange or other self-regulatory organization to which the Corporation may then be subject. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of such Option, alter or impair any rights or obligations under any Option theretofore granted.

             (b) Correction of Defects, Omissions, and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 9.   General Provisions

             (a) No Rights to Awards. No Key Employee shall have any claim to be granted any Option under the Plan, and there is no obligation for uniformity of treatment of Key Employees or holders or beneficiaries of Options under the Plan. The terms and conditions of Options need not be the same with respect to each recipient.

             (b) No Right to Employment. The grant of an Option shall not be construed as giving a Participant the right to be retained in the employ of the Corporation. Further, the Corporation may at any time dismiss a Participant from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Option Agreement.

             (c) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law.

             (d) Severability. If any provision of the Plan or any Option is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or would disqualify the Plan or any Option under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, such provision shall be deemed void, stricken and the remainder of the Plan and any such Option shall remain in full force and effect.

             (e) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Option, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated, or otherwise eliminated.

             (f) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision hereof.

Section 10.  Effective Date of the Plan

             The Plan is effective as of June 1, 1998, subject to stockholder approval of the Plan prior to such date.

Section 11.  Term of the Plan

             The Plan shall continue until the earlier of (i) the date on which all Options issuable hereunder have been issued, (ii) the termination of the Plan by the Board or (iii) March 9, 2008. However, unless otherwise expressly provided in the Plan or in an applicable Option Agreement, any Option theretofore granted may extend beyond such date and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Option or to waive any conditions or rights under any such Option, and the authority of the Board to amend the Plan, shall extend beyond such date.

PROXY                         FOTOBALL USA, INC.

                 ANNUAL MEETING OF STOCKHOLDERS, MAY 28, 1998

The undersigned hereby appoints Michael Favish and David G. Forster, and each of them, his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of common stock of Fotoball USA, Inc. (the "Corporation") of the undersigned at the Annual Meeting of Stockholders of the Corporation to be held at 2:00 P.M., local time, on May 28, 1998 or at any adjournment(s) thereof (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment(s) thereof.

              PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT
                     IN THE ENCLOSED POSTAGE PAID ENVELOPE.

    This Proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE CORPORATION. The Board of Directors recommends that you vote FOR the following proposals:

1. To elect one director to hold office until the 2001 Annual Meeting of Stockholders and until the election and qualification of his successor:

         ( ) FOR the nominee listed below      ( )WITHHOLD AUTHORITY to vote
                                                  for the nominee listed below

    Nominee: Salvatore T. DiMascio
    --------------------------------------------------------------------------
                                               (Continues on the reverse side)

2. To approve the adoption of the Fotoball USA, Inc. 1998 Stock Option Plan.

         ( ) FOR              ( ) AGAINST      ( ) ABSTAIN

3. To ratify the appointment of Hollander, Gilbert & Co. as the Corporation's independent auditors for fiscal year 1998.

         ( ) FOR              ( ) AGAINST      ( ) ABSTAIN

4. To transact such other business as may properly come before the Meeting.

                                       Receipt of the Notice of Annual Meeting
                                       and Proxy Statement is hereby
                                       acknowledged.

                                       Dated________________________________
                                       _____________________________________
                                       _____________________________________
                                          Signature(s) of Stockholder(s)

                                       This Proxy shall be signed exactly as
                                       your name(s) appears hereon, if as
                                       attorney, executor, guardian or in some
                                       representative capacity or as an officer of a corporation, please add title as such.